Exhibit 10.61

EXECUTION

AMENDMENT NUMBER EIGHTEEN

to the

MASTER REPURCHASE AGREEMENT

Dated as of June 26, 2012,

by and between

PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER EIGHTEEN (this “Amendment Number Eighteen”) is made this 2nd day of December, 2016, by and between PENNYMAC LOAN SERVICES, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of June 26, 2012, by and between Seller and Buyer, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller has requested to extend the term of the Agreement and that Buyer agree to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.Amendments. Effective as of December 2, 2016 (the "Amendment Effective Date"), the Agreement is hereby amended as follows:

(a)Section 2 of the Agreement is hereby amended by adding the new definition of “2017 1Q Extension Fee” in the appropriate alphabetical order to read as follows:

“2017 1Q Extension Fee” shall have the meaning assigned to it in the Pricing Side Letter.

(b)Section 2 of the Agreement is hereby amended by deleting the definition of "Termination Date" in its entirety and replacing it as follows:

“Termination Date” shall mean February 2, 2017 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.”

(c)Section 2 of the Agreement is hereby amended by deleting the definition of "Uncommitted Amount " in its entirety and replacing it as follows:

“Uncommitted Amount” shall mean (i) on or prior to February 2, 2017, $250,000,000, and (ii) at all other times, $50,000,000.

Section 2.Fees and Expenses.  Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Eighteen (including the 2017 1Q Extension Fee due and payable, all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

Section 3.Representations.  Seller hereby represents to Buyer that as of the date hereof, the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

Section 4.Binding Effect; Governing Law.  This Amendment Number Eighteen shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER SEVENTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

Section 5.Counterparts.  This Amendment Number Eighteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 6.Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Eighteen need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Eighteen to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC LOAN SERVICES, LLC,
(Seller)

		By:	/s/ Pamela Marsh
		Name:	Pamela Marsh
		Title:	Managing Director, Treasurer

CITIBANK, N.A.
(Buyer and Agent, as applicable)

		By:	/s/ Susan Mills
		Name:	Susan Mills
		Title:	Vice President
Citibank, N.A.

Acknowledged:

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Amendment Number Eighteen to Master Repurchase Agreement PLS-Agency